UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2014

PEARTRACK SECURITY SYSTEMS, INC.

(Exact name of Company as specified in its charter)

Nevada	333-139045	26-1875304
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1327 Ocean Avenue, Suite B Santa Monica, CA 90401 (Address of principal executive offices) 310-899-3900 (Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐.	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this current report and unless otherwise indicated, the terms "we", "us", "our", “Company”, and “PearTrack” mean PearTrack Security Systems, Inc., a Nevada corporation, and its wholly owned subsidiaries, PearTrack Systems Group, Ltd., Ecologic Car Rentals, Inc., and Ecologic Products, Inc., unless otherwise indicated.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

The following financial information is provided in reference to the Registrant’s merger (the “Merger”) that took place on October 17, 2014, as disclosed in the Registrant’s Current Report filed on Form 8-K October 23, 2014, herewith incorporated by reference.

(a)	Financial Statements of Business Acquired.

CONSOLIDATED FINANCIAL STATEMENTS OF PEARTRACK SYSTEMS GROUP, LTD.

The following financial statements reflect the audited consolidated balance sheet of PearTrack Systems Group, Ltd. (“PTSG”) as of December 31, 2013, and the unaudited consolidated balance sheet of PTSG as of September 30, 2014, before the Merger occurred on October 17, 2014, and also reflect the audited consolidated statements of income, stockholders’ equity (deficit), and cash flows of PTSG for the period December 4, 2013 (inception) to December 31, 2013, and unaudited for the nine months ended September 30, 2014, before the Merger occurred on October 17, 2014.

PCAOB Registered Auditors – www.sealebeers.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

PearTrack Systems Group, Ltd.

We have audited the accompanying balance sheets of PearTrack Systems Group, Ltd. as of December 31, 2013, and the related statements of income, stockholders’ equity (deficit), and cash flows since inception on December 4, 2013 through December 31, 2013. PearTrack Systems Group, Ltd.’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PearTrack Systems Group, Ltd.  as of December 31, 2013, and the related statements of income, stockholders’ equity (deficit), and cash flows since inception on December 4, 2013 through December 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 1 to the financial statements, the Company has negative working capital at December 31, 2013, has incurred recurring losses and recurring negative cash flow from operating activities, and has an accumulated deficit which raises substantial doubt about its ability to continue as a going concern.  Management’s plans concerning these matters are also described in Note 1.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Seale and Beers, CPAs

Seale and Beers, CPAs

Las Vegas, Nevada

January 6, 2015

8250 W Charleston Blvd, Suite 100 - Las Vegas, NV 89117      Phone: (888)727-8251  Fax: (888)782-2351

PEARTRACK SYSTEMS GROUP, LTD.
CONSOLIDATED BALANCE SHEETS

	September 30, 2014	December 31, 2013
ASSETS	(unaudited)
Current assets
Cash and cash equivalents	$3,440	$65,446
Related party receivable	125,160	82,800
Tax refunds receivables	13,721	27,895
Total current assets	142,321	176,141

Property and equipment, net	1,612	1,009
Intangible assets pledged to creditors, net	1,924,242	1,560,095

TOTAL ASSETS	$2,068,175	$1,737,245

LIABILITIES AND STOCKHOLDERS' DEFICIT

LIABILITIES
Current liabilities
Accounts payable and accrued expenses	$33,512	$17,127
Deferred revenue	337,500	––
Notes and loans payable	108,266	147,437
Intercompany advances	50,998	––
Related party payable	392,002	38,940
Total current liabilities	922,278	203,504

Related party convertible notes payable, net of unamortized discount	1,636,975	1,572,274
Total long term liabilities	1,636,975	1,572,274
Total liabilities	2,559,253	1,775,778

STOCKHOLDERS' DEFICIT
Common stock, $0.0001 par value, 100,000,000 shares authorized, 10,000,000 issued and outstanding as of September 30, 2014 and December 31, 2013, respectively	1,000	1,000
Additional paid in capital	122,490	28,740
Accumulated deficit	(614,739)	(68,451)
Accumulated other comprehensive income	171	178
Total stockholders' deficit	(491,078)	(38,533)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$2,068,175	$1,737,245

The accompanying notes are an integral part of these consolidated financial statements.

PEARTRACK SYSTEMS GROUP, LTD.
CONSOLIDATED STATEMENTS OF OPERATIONS

	For the 9 months	For the period
	January 1, 2014	December 4, 2013 (inception)
	to September 30, 2014	to December 31, 2013
	(unaudited)
Revenue	$141,414	$2,307
Cost of sales	5,992	368
Gross profit	135,422	1,939

General and administrative expenses	594,410	54,762

Operating loss	(458,988)	(52,823)

Interest income	2	3
Income tax refunds	71,149	––
Interest expense	(64,701)	(5,214)
Amortization-stock awards	(93,750)	(10,417)

Net loss	(546,288)	(68,451)

Other comprehensive income (loss)
Unrealized gain (loss) on currency translation	(7)	178

Net loss and other comprehensive income (loss)	$(546,295)	$(68,273)

Net income per share, basic and diluted	$(0.05)	$(0.01)

Weighted average common shares outstanding, basic and diluted	10,000,000	9,615,385

The accompanying notes are an integral part of these consolidated financial statements.

PEARTRACK SYSTEMS GROUP, LTD.
CONSOLIDATED STATEMENT OF STOCKHOLDERS' DEFICIT
PERIOD FROM DECEMBER 4, 2013 (INCEPTION) TO SEPTEMBER 30, 2014

						ACCUM. OTHER
	COMMON STOCK		PAID IN	DEFERRED	RETAINED	COMPREHENSIVE
	SHARES	AMOUNT-US	CAPITAL	COMPENSATION	EARNINGS	INCOME (LOSS)	TOTAL

Balance, December 4, 2013 (inception)	––	$––	$––	$––	$––	$––	$––

Issuance of founders shares @ $0.0001	6,500,000	650	(650)				––

Grant of restricted stock award to officer	1,000,000	100	249,900	(250,000)			––

Capitalization due to business combination			19,323				19,323

Issuance of common stock @ $0.0001	2,500,000	250	(250)				-

Amortization of stock award				10,417			10,417

Net loss					(68,451)	178	(68,273)

Balance, December 31, 2013	10,000,000	1,000	268,323	(239,583)	(68,451)	178	(38,533)

Amortization of stock award				93,750			93,750

Net income					(546,288)	(7)	(546,295)

Balance, September 30,2014 (unaudited)	10,000,000	$1,000	$268,323	$(145,833)	$(614,739)	$171	$(491,078)

The accompanying notes are an integral part of these consolidated financial statements.

PEARTRACK SYSTEMS GROUP, LTD.
CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the period	For the period
	January 1, 2014	December 4, 2013
	to September 30, 2014	to December 31, 2013
Cash flow from operating activities:	(unaudited)
Net loss	$(546,295)	$(68,273)
Other comprehensive income (loss)	(7)	178
Net loss from operating activities	(546,288)	(68,451)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	86,005	6,965
Amortization of discount on note payable	64,701	5,214
Amortization of stock awards	93,750	10,417
Changes in operating assets and liabilities:
(Increase) decrease in income taxes receivable	14,174	(2,639)
Increase in accounts payable and accrued expenses	16,385	4,611
Increase in deferred revenue	337,500	––
Increase in related party payable	310,702	26,993
Net cash used in operating activities	376,929	(16,890)

Cash flow from investing activities:
Cash balance upon consolidation	––	80,238
Purchase of office furniture and equipment	(755)	––
Purchase of intellectual property license	(450,000)	––
Net cash provided by investing activities	(450,755)	80,238

Cash flow from financing activities:
Proceeds from related party loans	50,998	––
Repayment of notes and loans payable	(39,171)	––
Net cash provided by financing activities	11,827	––

Effect on exchange rate changes on cash	(7)	2,098

Net increase (decrease) in cash	(62,006)	65,446

Cash - beginning of period	65,446	––

Cash - end of period	$3,440	$65,446

NONCASH ACTIVITIES
Capitalization due to business combination	$––	$19,323
Common stock issued to officers and directors	$––	$1,000

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Interest paid	$––	$––
Income taxes paid	$––	$––

The accompanying notes are an integral part of these consolidated financial statements.

PEARTRACK SYSTEMS GROUP, LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2014 (unaudited) and December 31, 2013

NOTE 1. OVERVIEW

PearTrack Systems Group, Ltd. (the “Company”), located in Alameda, CA, with offices in Santa Monica, CA, was incorporated in the state of Nevada on December 4, 2013.

On December 7, 2013, the Company acquired 100% of the issued and outstanding shares of PearTrack Systems, Ltd., a UK company (“PTUK”), whose operations were in the mobile tracking sector, and whose intellectual property includes a GPS tracking system, as well as devices targeting non-powered assets with a proprietary long life battery system.

The Company is in the process of enhancing the tracking products, and is assessing the areas of growth in M2M Telematics and Remote/Mobile Asset Tracking and Management, with particular emphasis on the intermodal container market.

Going Concern

The Company has incurred losses since inception resulting in an accumulated deficit of $614,739, and a working capital deficit of $779,957, and further losses are anticipated in the development of its business. The Company’s ability to continue as a going concern is dependent upon its ability to generate profitable operations in the future and/or to obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due, which may not be available at commercially reasonable terms  There can be no assurance that the Company will be able to continue to raise funds, in which case the Company may be unable to meet its obligations and the Company may cease operations. These factors, among others, raise substantial doubt about the Company’s ability to continue as a going concern.

The consolidated financial statements reflect all adjustments consisting of normal recurring adjustments, which, in the opinion of management, are necessary for a fair presentation of the results for the periods shown. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts of and classification of liabilities that might be necessary in the event the Company cannot continue as a going concern.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: This summary of significant accounting policies is presented to assist in understanding the Company’s financial statements.  These accounting policies conform to accounting principles, generally accepted in the United States of America, and have been consistently applied in the preparation of the financial statements.

The Company’s fiscal year end is December 31.

Principles of Consolidation:  The consolidated financial statements include the accounts of the Company and its wholly owned subsidiary, PearTrack Systems, Ltd, UK, All significant inter-company accounts and transactions have been eliminated.

Cash and Cash Equivalents: The Company considers cash in banks, deposits in transit, and highly-liquid debt instruments purchased with original maturities of three months or less to be cash and cash equivalents. As of September 30, 2014, the Company had no cash equivalents.

Foreign Currency Translation:  Items included in the financial statements of the Company’s subsidiary are measured using the currency of the primary economic environment in which the entity operates (‘the functional currency’). The consolidated financial statements are presented in US Dollars, which is the Company’s reporting currency.

The results and financial position of PearTrack Systems, Ltd., the Company’s wholly owned subsidiary, has a functional currency different from the reporting currency, and is translated into the reporting currency as follows:

(i)	assets and liabilities for each balance sheet presented are translated at the closing rate at the date of that balance sheet;
(ii)	income and expenses for each income statement are translated at average exchange rates on a monthly basis; and
(iii)	all resulting exchange differences are recognized as a separate component of equity.

Foreign exchange gains and losses resulting from the settlement of such transactions and from the translation at year-end exchange rates of monetary assets and liabilities denominated in foreign currencies are recognized in the income statement as other comprehensive income. On consolidation, exchange differences arising from the translation of the net investment in foreign entities are taken to shareholders’ equity. As of September 30, 2014, exchange differences of $171 have been accumulated.

Use of Estimates: The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Management routinely makes judgments and estimates about the effects of matters that are inherently uncertain. Estimates that are critical to the accompanying consolidated financial statements include the, estimates related to asset impairments of long lived assets and investments, classification of expenditures as either an asset or an expense, valuation of deferred tax assets, and the likelihood of loss contingencies. Management bases its estimates and judgments on historical experience and on various other factors that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Estimates and assumptions are revised periodically and the effects of revisions are reflected in the financial statements in the period it is determined to be necessary. Actual results could differ from these estimates.

Net Income (Loss) Per Common Share:  The Company calculates net income (loss) per share as required by ASC 450-10, "Earnings per Share."  Basic earnings (loss) per share is calculated by dividing net income (loss) by the weighted average number of common shares outstanding for the period.  Diluted earnings (loss) per share is calculated by dividing net income (loss) by the weighted average number of common shares and dilutive common stock equivalents outstanding. During the periods when anti-dilutive, common stock equivalents, if any, are not considered in the computation.

Comprehensive Loss: ASC 220, Comprehensive Income, establishes standards for the reporting and display of comprehensive loss and its components in the financial statements. Comprehensive income is primarily comprised of net earnings and changes in foreign currency translation. As of September 30, 2014, the Company has no items that represent comprehensive loss and, therefore, has not included a schedule of comprehensive loss in the financial statements.

Revenue Recognition: The Company recognizes revenue in accordance with ASC 605, Revenue Recognition. Revenue is recognized only when the price is fixed or determinable, persuasive evidence of an arrangement exists, the service has been provided, and collectability is reasonably assured.  As at September 30, 2014, the Company has not commenced its principal operations.

Property and Equipment: Property and equipment is carried at the cost of acquisition or construction and depreciated over the estimated useful lives of the assets. Costs associated with repairs and maintenance are expensed as incurred. Costs associated with improvements which extend the life, increase the capacity or improve the efficiency of the Company’s property and equipment are capitalized and depreciated over the remaining life of the related asset. Gains and losses on dispositions of equipment are reflected in operations. Depreciation is provided using the 150% declining balance method over the estimated useful lives of the assets, which are 5 to 7 years.

Impairment of Long-Lived Assets and Long-Lived Assets to Be Disposed Of: In accordance with ASC 350-30, the Company evaluates long-lived assets for impairment whenever events or changes in circumstances indicate that their net book value may not be recoverable.  When such factors and circumstances exist, the Company compares the projected undiscounted future cash flows associated with the related asset or group of assets over their estimated useful lives against their respective carrying amount.  Impairment, if any, is based on the excess of the carrying amount over the fair value, based on market value when available, or discounted expected cash flows, of those assets and is recorded in the period in which the determination is made.  The Company currently believes there is no impairment of its long-lived assets.  There can be no assurance, however, that market conditions will not change or demand for the Company’s products under development will continue.  Either of these could result in future impairment of long-lived assets.

Income Taxes: Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. These assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which the temporary differences are expected to reverse.

The Company has net operating loss carryforwards available to reduce future taxable income. Future tax benefits for these net operating loss carryforwards are recognized to the extent that realization of these benefits is considered more likely than not. To the extent that the Company will not realize a future tax benefit, a valuation allowance is established.

Stock Based Compensation: The Company records stock-based compensation in accordance with ASC 718, Share-Based Payments, using the fair value method. All transactions in which goods or services are the consideration received for the issuance of equity instruments are accounted for based on the fair value of the consideration received or the fair value of the equity instrument issued, whichever is more reliably measurable. Equity instruments issued to employees and the cost of the services received as consideration are measured and recognized based on the fair value of the equity instruments issued.

Fair Value Measurements: Pursuant to ASC 820, Fair Value Measurements and Disclosures and ASC 825, Financial Instruments, an entity is required to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 and 825 establishes a fair value hierarchy based on the level of independent, objective evidence surrounding the inputs used to measure fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. ASC 820 and 825 prioritizes the inputs into three levels that may be used to measure fair value:

Level 1	Level 1 applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.
Level 2

Level 2 applies to assets or liabilities for which there are inputs other than quoted prices that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical assets or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

Level 3	Level 3 applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.

The Company’s financial instruments consist principally of cash, accounts payable, and accrued liabilities. Pursuant to ASC 820 and 825, the fair value of cash is determined based on “Level 1” inputs, which consist of quoted prices in active markets for identical assets. The recorded values of all other financial instruments approximate their current fair values because of their nature and respective maturity dates or durations.

Recent Accounting Pronouncements: The Company evaluates the pronouncements of various authoritative accounting organizations, primarily the Financial Accounting Standards Board (“FASB”), the US Securities and Exchange Commission (“SEC”), and the Emerging Issues Task Force (“EITF”), to determine the impact of new pronouncements on US GAAP and the impact on the Company.  The Company has recently adopted the following new accounting standards:

Adopted:

In February 2013, the FASB issued ASU No. 2013-02, Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive (ASU 2013-02). This guidance is the culmination of the FASB’s deliberation on reporting reclassification adjustments from accumulated other comprehensive income (AOCI). The amendments in ASU 2013-02 do not change the current requirements for reporting net income or other comprehensive income. However, the amendments require disclosure of amounts reclassified out of AOCI in its entirety, by component, on the face of the statement of operations or in the notes thereto. Amounts that are not required to be reclassified in their entirety to net income must be cross-referenced to other disclosures that provide additional detail. This standard is effective prospectively for annual and interim reporting periods beginning after December 15, 2012. The adoption of this update did not have a material impact on its consolidated financial statements.

In July 2013, the FASB issued ASU No 2013-11, Presentation of an Unrecognized Tax Benefit When Net Operating Loss Carryforward Exists.  The objective of ASU 2013-11 is to reduce diversity in practice by providing guidance on the presentation of unrecognized tax benefits, and will better reflect the manner in which an entity would settle at the reporting date any additional income taxes that would result from the disallowance of a tax position when net operating loss carryforwards, similar tax losses, or tax credit carryforwards exist. The amendments in this Update are effective for fiscal years, and interim periods within those years, beginning after December 15, 2013, and interim reporting periods therein. Early adoption is permitted. The adoption of this update did not have a material impact on its consolidated financial statements.

In June 2014, the FASB issued ASU No, 2014-10, Elimination of Certain Financial Reporting Requirements for Development Stage Entities.  The objective of ASU 2014-10 is to reduce the cost and complexity associated with the incremental reporting requirements for development stage entities.  This Update removes all incremental financial reporting requirements, and eliminates an exception provided to development stage entities in Topic 810.  The amendments in this standard are effective retrospectively for annual reporting periods beginning after December 15, 2014, and interim periods therein. Early adoption is permitted.

Not Yet Adopted:

In April 2014, the FASB issued ASU No. 2014-08 Presentation of Financial Statements (Top 205): Reporting Discontinued Operations and Disclosure of Disposals of Components of an Entity.  The objective of ASU No. 2014-08 is to clarify the criteria for determining which disposals can be presented as discontinued operations and also modifies related disclosure requirements. The standard is required to be adopted by public business entities in annual periods beginning on or after December 15, 2014, and interim periods within those annual periods.  Early adoption is permitted for new disposals beginning in the first quarter of 2014, provided financial statements have not been issued before the release of this standard. The Company is evaluating the effect, if any, adoption of ASU No. 2014-08 will have on its consolidated financial statements.

Other recent accounting pronouncements issued by the FASB (including its Emerging Issues Task Force), the American Institute of Certified Public Accountants, and the United States Securities and Exchange Commission did not or are not believed by management to have a material impact on the Company's present or future financial statements.

NOTE 3. PROPERTY AND EQUIPMENT

Property and equipment consists of the following:

	September 30, 2014	December 31, 2013
Furniture and equipment	$2,988	$2,233
Accumulated depreciation	(1,376)	(1,224)
Property and equipment, net	$1,612	$1,009

Depreciation expense totaled $152 and $0 for the nine months ended September 30, 2014 and the month ended December 31, 2013, respectively.

NOTE 4. INTANGIBLE ASSETS

Intangible assets consists of the following:

	September 30, 2014	December 31, 2013
Intellectual property	$2,017,060	$1,567,060
Accumulated amortization	(92,818)	(6,965)
Intangible assets, net	$1,924,242	1,560,095

Amortization expense totaled $85,853 and $6,965 for the nine months ended September 30, 2014 and the month ended December 31, 2013, respectively.

NOTE 5: DEFERRED REVENUE

On June 30, 2014, the Company entered into a services agreement with AudioEye, Inc. (“AudioEye”), wherein the Company shall provide certain consulting services to AudioEye over a period of 12 months, from July 1, 2014 through June 30, 2015.  As compensation for these services, the Company shall receive $450,000, payable in full upon execution of the agreement. As of September 30, 2014, the Company has recognized $112,500 in revenue for services rendered through September 30, 2014.  Deferred revenue of $337,500 has been recorded, to be recognized over the next nine (9) months.

NOTE 6: LOANS PAYABLE

Loans payable consists of monies loaned to the Company by a third-party for the purpose of overhead advances.  The loan is unsecured, bears no interest, and is payable upon demand. As of September 30, 2014 and December 31, 2013, $108,266 and $147,437, respectively, is outstanding, and no demand has been made.

NOTE 7. RELATED PARTY TRANSACTIONS

On December 4, 2013, the Company entered into a consulting agreement with Huntington Chase Financial Group., a Nevada corporation, wherein Edward W. Withrow III, the Company’s Chairman, owns a majority control. The consulting agreement provides for Huntington Chase Financial Group to perform certain advisory and consulting functions for compensation in the amount of $20,000 per month for a period of 3 years until December 4, 2017. As of September 30, 2014 and December 31, 2013, respectively, $200,000 and $20,000 in compensation has been accrued.

On December 4, 2013, the Company entered into an Employment Agreement with Edward W. Withrow Jr., for his services as President and Chief Executive Officer of the Company (the “Agreement”). The initial term of the Agreement is for a period of two (2) years, and is automatically renewed annually unless terminated by either party. The Agreement provides for initial compensation of $175,000 per year.  In addition, the Agreement provides for expense reimbursements, and an initial stock award of 1,000,000 restricted shares of the Company’s common stock. As of September 30, 2014 and December 31, 2013, respectively, $145,834 and $14,583 in compensation has been accrued.

Related party receivable consists of the following:

	September 30, 2014	December 31, 2013
Expenses and other advances:
Paul B. Burke	$125,160	$71,644
John D. Macey	––	5,523
Adrian Pegler	––	5,633
Total loans receivable	$125,160	$82,800

Related party payable consists of the following:

	September 30, 2014	December 31, 2013
Expenses and other advances:
Edward W. Withrow Jr.	$13,906	$4,299
Edward W. Withrow III	8,994	––
John D. Macey	8,041	––
Other	227	58
Total expenses and other advances	31,168	4,357

Accrued compensation
Edward W. Withrow Jr.	145,834	14,583
Huntington Chase Financial Group	200,000	20,000
Calli Bucci	15,000	––
Total accrued compensation	360,834	34,583
Total related party payable	$392,002	$38,940

As at September 30, 2014 and December 31, 2013, respectively, related parties are owed (owe) a total of $266,842 and ($43,860) from (to) the Company which is comprised of advances made to related parties of $125,160 and $82,800 for the purpose of business development, expenses advanced on behalf of the Company of $31,168 and $4,357 and accrued compensation of $360,834 and $34,583. The amounts are unsecured, non-interest bearing, and payable upon demand.  As of September 30, 2014 and December 31, 2013, no demand has been made.

Notes payable-convertible-related party consists of the following:

	September 30, 2014	December 31, 2013
Paul B. Burke	$600,000	$600,000
John D. Macey	600,000	600,000
Adrian Pegler	595,200	595,200
Lea Anderson	100,000	100,000
Glen Hammond	100,000	100,000
John E. Phibbs, trustee	3,200	3,200
Nicholas Wood	1,600	1,600
Total notes payable	2,000,000	2,000,000
Less: unamortized discount	(363,025)	(427,726)
Total notes payable, net of unamortized discount	$1,636,975	$1,572,274

On December 9, 2013, the Company issued a Zero Coupon Senior Secured Convertible Note (the “Convertible Note”) to the seven (7) former shareholders of PTUK (the “Note Holders”), in the aggregate sum of $2,000,000.  The Convertible Note holds senior position above all other debt, bears no interest, is due within five (5) years, or by December 9, 2018 (the “Maturity Date”), and is secured by an Intellectual Property Pledge and Security Agreement (the “Security Agreement”). Pursuant to terms and conditions of the Convertible Note, principal payments will be made pro rata to the Note Holders prior to Maturity Date without penalty when/if the Company meets certain funding and earnings goals as follows: 1) 10% of any equity investment of $2,100,000 or more; or 2) $250,000 each year the Company’s retained earnings reaches or exceeds $1,500,000; or 3) $250,000 each year the Company’s EBITDA reaches or exceeds $3,000,000. Alternatively, the Note Holders have the option, for a period of 24 months, or until December 9, 2016, to convert any or all principal into the Company’s common stock at a price of $0.40 per share. In accordance with the Security Agreement, 100% of the Company’s intellectual property shall be pledged as collateral to secure punctual payment. In the event of default, the Company has the right to repurchase the Intellectual Property, for which the proceeds shall be paid to the Note Holders to satisfy the default.

The non-interest bearing Convertible Note has been recorded at its present value on the date of issuance using an imputed interest rate of 5%.  The difference between the face value and its present value has been recorded as a discount, to be amortized over the term of the note. As of September 30, 2014 and December 31, 2013, respectively, $64,701 and $5,214 has been expensed.  There remains $363,025 and $427,726 in unamortized discount as of September 30, 2014 and December 31, 2013, respectively, to be expensed over the next 50 months.

NOTE 8. COMMITMENTS AND CONTINGENCIES

On June 30, 2014, the Company entered into two (2) License Agreements (“License Agreements”) with AudioEye, Inc. (“AudioEye”) for license to the Company in perpetuity of certain AudioEye patented technology (the “Licensed Product”) in 1) the private sector corporate and enterprise markets; and 2) the public sector government markets. In accordance with the License Agreements, an initial licensing fees of $225,000 per agreement, for a total of $450,000 was payable upon execution. In addition, royalty payments equal to 12% of gross revenues generated from the sale, lease or licensing of the Licensed Product are payable to AudioEye. As of September 30, 2014, the Company has not commenced sales of the Licensed Product.

NOTE 9. COMMON STOCK

The total number of authorized shares of common stock that may be issued by the Company is 100,000,000 with a par value of $0.0001 per share.

On December 4, 2013, the Company issued 6,500,000 shares of its restricted common stock to its founders at $0.0001 per share, valued at $650.  As a result, $650 has been recorded against additional paid in capital.

On December 4, 2013, in connection with a certain restricted stock award, the Company issued 1,000,000 shares of its restricted common stock to its President/CEO, valued at $250,000.  As a result, $249,900 has been recorded to additional paid in capital, and $250,000 has been recorded to deferred compensation.

On December 7, 2013, in connection with certain Stock Purchase Agreements, the Company issued 2,500,000 shares of its restricted common stock to the seven (7) former shareholders of PTUK, at $0.0001 per share, valued at $250.  As a result, $250 has been recorded against additional paid in capital.

As of September 30, 2014 and December 31, 2013, the Company had 10,000,000 shares of common stock issued and outstanding.

NOTE10: RESTRICTED STOCK AWARDS

On December 4, 2013, in connection with a certain Employment Agreement, its President/CEO was awarded the right to purchase 1,000,000 shares of the Company’s restricted common stock (the “Restricted Stock Units”, “RSUs”) at a per share price of $0.0001 (the “Stock Award”).  The Stock Award, valued at $250,000, vests immediately upon execution of the Employment Agreement, but is returnable in the event of early termination, in proportion to the length of employment. In connection with the Stock Award, the Company has recorded deferred compensation in the amount of $250,000, to be amortized over a 24-month period.

Restricted Stock Units Activity		Weighted
	Number	Average
	of RSUs	Exercise Price
Outstanding at December 4, 2013	––	––
Awarded	1,000,000	$0.0001
Exercised / Vested	(1,000,000)	$0.0001
Expired / Cancelled	––	––
Outstanding at December 31, 2013	––	––

As of September 30, 2014, the Company has awarded a total of 1,000,000 Restricted Stock Units. In connection with the Stock Award, a total of $250,000 has been recorded as deferred compensation, of which $104,167 and $10,417 has been expensed as of September 30, 2014 and December 31, 2013, respectively. There remains $145,833 and $239,583 of deferred compensation as of September 30, 2014 and December 31, 2013, respectively, to be amortized over the next 14 months.

NOTE 11. INCOME TAXES

Temporary differences are differences between the tax basis of assets and liabilities and their reported amounts in the financial statements that will result in taxable or deductible amounts in future years. Under this method, deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. A valuation allowance is recorded when the ultimate realization of a deferred tax as the tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at September 30, 2014 and December 31, 2013, are presented below:

	September 30, 2014	December 31, 2013
Deferred tax assets:
Net operating loss carryforwards	$210,000	$24,000
Less valuation allowance	(210,000)	(24,000)
Net deferred tax asset	$––	$––

A reconciliation of income taxes computed at the US federal statutory income tax rate to the change in valuation allowance is as follows:

	9 months ended	Month ended
	September 30, 2014	December 31, 2013

Total income (loss) before taxes	$(546,288)	$(68,451)
Statutory rate	34%	34%

Computed expected tax recovery (payable)	$186,000	$24,000
Change in valuation allowance	(186,000)	(24,000)
Reported income taxes	$––	$––

At this time, the Company is unable to determine if it will be able to benefit from its deferred tax asset. There are limitations on the utilization of net operating loss carryforwards, including a requirement that losses be offset against future taxable income, if any. In addition, there are limitations imposed by certain transactions which are deemed to be ownership changes. Accordingly, a valuation allowance has been established for the entire deferred tax asset. The increase in the valuation allowance for continuing operations was approximately $186,000 and 24,000 for the nine months ended September 30, 2014 and the month ended December 31, 2013.

As of September 30, 2014 and December 31, 2013, the Company had cumulative net operating loss carryforwards of approximately $615,000 and $69,000 for federal and state income tax purposes, which begin to expire in the year 01/01/2029.

NOTE 12. SUBSEQUENT EVENTS

The Company has evaluated the events and transactions for recognition or disclosure subsequent to October 17, 2014, and has determined that there have been no events that would require disclosure, with the exception of the following:

On October 17, 2014, in connection with an Agreement and Plan of Merger (the “Merger”) by and between the Company, Ecologic Transportation, Inc. (“EGCT”) and PearTrack Acquisition Corp. (“PTAC”), the following took place:

1.

the Company merged with PTAC, whereby the Company acquired 100% of PTAC’s issued and outstanding common stock;

2.

the Company’s shareholders exchanged 100% of its issued and outstanding and outstanding shares of common stock in exchange for 51,358,555 shares of EGCT’s issued and outstanding common stock;

3.

the Company became a wholly owned subsidiary of EGCT;

4.

90% of EGCT’s common stock is owned by the Company’s shareholders, and 10% of EGCT’s common stock is owned by the EGCT shareholders of record prior to the Merger;

5.

no change in control of the Company has taken place as the majority shareholders of the Company are the majority shareholders of EGCT;

6.

EGCT changed its name to PearTrack Security Systems, Inc.; and

7.

EGCT’s new trading symbol will change to “PTSS”.

*       *       *       *       *

(b)	Pro Forma Financial Information.

PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS OF REGISTRANT

The following financial statements reflect the unaudited pro forma condensed consolidated balance sheet of PearTrack Security Systems, Inc. (“PTSS”) as of September 30, 2014, as if the Merger had occurred on September 30, 2014, and also reflect the pro forma condensed consolidated income statement of PTSS for the nine months ended September 30, 2014 as if the Merger had occurred on September 30, 2014, and the pro forma condensed consolidated income statement of PTSS for the year ended December 31, 2013.  The pro forma adjustments are preliminary and have been made solely for purposes of developing the pro forma financial information for illustrative purposes necessary to comply with the requirements of the SEC.  The actual results reported in periods following the transactions may differ significantly from that reflected in these pro forma financial statements for a number of reasons, including differences between the assumptions used to prepare these pro forma financial statements and actual amounts and cost savings from operating efficiencies.  In addition, no adjustments have been made to the unaudited pro forma consolidated income statements for non-recurring items related to the transactions.  As a result, the pro forma financial information does not purport to be indicative of what the financial condition or results of operations would have been had the transactions been completed on the applicable dates of this pro forma financial information.  The pro forma financial statements are based upon the historical financial statements of PTSS and do not purport to project future financial condition and results of operations after giving effect to the transactions.

PEARTRACK SECURITY SYSTEMS, INC.
CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEETS
As of September 30, 2014**

		PTSS		PTSG		Pro Forma
		Historical		Consolidation	Pro Forma	Consolidated
		09/30/2014		09/30/2014	Adjustments	09/30/2014
		(unaudited)		(unaudited)
ASSETS
	Current assets	$984		$142,321	$	$143,305
	Stock holdings	32,567		––		32,567
	Intercompany advances	––		––	–– [6]	––
	Property and equipment, net	––		1,612		1,612
	Intangible assets, net	––		1,924,242		1,924,242
	Other assets	5,800		––		5,800
	TOTAL ASSETS	$39,351		$2,068,175	$-	$2,107,526

LIABILITIES AND STOCKHOLDERS' DEFICIT
	Current liabilities	$1,769,811		$584,778	$(50,998)[6]	$2,641,091
	Long-term liabilities	931,720		1,636,975		2,568,695
	Total liabilities	2,701,531		2,221,753	(50,998)	5,209,786

	Stockholders' deficit
	Preferred stock	––	[1]			-
	Common stock	5,706	[2]	1,000 [3]	51,359 [5]	57,065	[8]
			[4]		(1,000)[7]

	Additional paid in capital	7,772,643		122,490	(51,359)[5]	7,230,206
					(276,068)[7]

	Accumulated deficit	(10,460,683)		(614,739)	50,998 [6]	(10,409,685)
					614,739 [7]

	Accumulated other comprehensive income	20,154		171	(171)[7]	20,154
	Total stockholders' deficit	(2,662,180)		(153,578)	50,998	(3,102,260)
	TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$39,351		$2,068,175	$––	$2,107,526

[1]	25,000,000 shares authorized, $.001 par, none issued
[2]	250,000,000 shares authorized , $.001 par, 57,065,061 shares issued and outstanding
[3]	100,000,000 shares authorized, $.0001 par, 10,000,000 shares issued and outstanding
[4]	Includes effects of 10/17/2014 reverse stock split - 10 to 1 = 57,065,061 shares split to 5,706,506 shares
[5]	Issuance of PTSS shares to PTSG Shareholders - 51,358,555 shares x $.001 par value = $51,359
[6]	Elimination of subsidiary intercompany loan balance; PTSS loans to PTSG not recorded until after Merger.
[7]	Elimination of subsidiary equity due to business combination
[8]	Total PTSS shares issued and outstanding, 57,065,506 x par $.001 = $57,066

** As if the transaction took place September 30, 2014

PEARTRACK SECURITY SYSTEMS, INC.
CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
As of and for the nine months ended September 30, 2014 **
(unaudited)

	PTSS	PTSG		Pro Forma
	Historical	Consolidation	Pro Forma	Consolidated
	9/30/2014	9/30/2014	Adjustments	9/30/2014
	(unaudited)	(unaudited)
Revenue	$5,375	$141,414	$––	$146,789
Cost of revenues	3,162	5,992		9,154

Gross profit	2,213	135,422		137,635

General and administrative expenses	526,989	594,410		1,121,399

Operating loss	(524,776)	(458,988)		(983,764)

Other income (expense)	(125,856)	(87,300)		(213,156)

Net loss, continuing operations	(650,632)	(546,288)		(1,196,920)

Net loss, discontinued operations	(3,581)			(3,581)

Net loss	(654,213)	(546,288)		(1,200,501)

Other comprehensive loss	(88,051)	(7)		(88,058)

Net loss and comprehensive loss	$(742,264)	$(546,295)	$––	$(1,288,559)

Net (loss) per common share - basic and diluted	$(0.01)			$(0.02)

Weighted average common shares outstanding - basic and diluted	57,065,506			57,065,506

** As if the transaction took place January 1, 2014

PEARTRACK SECURITY SYSTEMS, INC.
CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
As of and for the year ended December 31, 2013 **
(unaudited)

	PTSS	PTSG		Pro Forma
	Historical	Consolidation	Pro Forma	Consolidated
	12/31/2013	12/31/2013	Adjustments	12/31/2013

Revenue	$206	$2,307	$––	$2,513
Cost of revenues	170	368		538

Gross profit	36	1,939		1,975

General and administrative expenses	1,455,966	54,762		1,510,728

Operating loss	(1,455,930)	(52,823)		(1,508,753)

Other income (expense)	(86,817)	(15,628)		(102,445)

Net loss	(1,569,787)	(68,451)		(1,638,238)

Other comprehensive loss	108,557	178		108,735

Net loss and comprehensive loss	$(1,461,230)	$(68,273)	$––	$(1,529,503)

Net (loss) per common share - basic and diluted	$(0.03)			$(0.03)

Weighted average common shares outstanding - basic and diluted	57,065,506			57,065,506

** As if the transaction took place January 1, 2013

Exhibit Number	Description	Filing Reference
(23)	Consents
23.2	Letter from Seale & Beers, CPAs LLC dated January 6, 2015	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEARTRACK SECURITY SYSTEMS, INC.

Date: January 6, 2015	/s/ Edward W. Withrow, Jr.
By: Edward W. Withrow, Jr.
Its: President and Chief Executive Officer